Tax Status of the Plan	12 Months Ended
Dec. 31, 2025
EBP 002
Tax Status of the Plan [Line Items]
Tax status of the Plan

Note 6 - Tax status of the Plan:

The Company adopted a “pre-approved” plan document of Principal Life Insurance Company. The Internal Revenue Service (“IRS”) has determined by letter dated June 30, 2020 that the pre-approved plan document adopted by the plan sponsor is designed in accordance with applicable sections of the Internal Revenue Code (“IRC”). Pre-approved defined contribution plan documents must be restated in their entirety to include language for changes in applicable laws or regulations every six years. This restatement process incorporates all amendments made to the plan during the past six years into a new plan document. The plan administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC and therefore believes that the Plan is qualified.

Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. In addition, there have been no tax-related interest or penalties for periods presented in these financial statements.